SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         ______________________________


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         ______________________________


         Date of Report (Date of earliest event reported): May 30, 2003



                         GALAXY NUTRITIONAL FOODS, INC.
               (Exact Name of Registrant as Specified in Charter)




         Delaware                         1-15345                   25-1391475
(State or other jurisdiction      (Commission File Number)         (IRS Employer
     of incorporation)               Identification No.)



           2441 Viscount Row                                           32809
            Orlando, Florida                                         (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (407) 855-5500


         (Former name or former address, if changed since last report.)



Page 1 of __ pages                                       Exhibit Index on Page 5

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not applicable.

ITEM 5. OTHER EVENTS

NEW ASSET-BASED CREDIT FACILITY

     Effective May 30, 2003, Galaxy Nutritional Foods, Inc. (the "Company") obtained from Textron Financial Corporation ("TFC") a revolving credit facility (the "TFC Loan") in the maximum principal amount of $7,500,000 pursuant to the terms and conditions of a Loan and Security Agreement dated as of May 27, 2003 (the "Loan Agreement"). The TFC Loan is secured by the Company's inventory, accounts receivable and all other assets. Generally, subject to the maximum principal amount which can be borrowed under the TFC Loan and certain reserves that must be maintained during the term of the TFC Loan, the amounts available under the TFC Loan for borrowing by the Company from time to time is equal to the sum of (i) up to eight-five percent (85%) of the net amount of its eligible accounts receivable plus (ii) up to sixty percent (60%) of the Company's eligible inventory not to exceed $3,500,000.00. The criteria for the eligibility of accounts receivable and inventory is set forth in the Loan Agreement, however whether accounts receivable and inventory constitute eligible accounts receivable and inventory is also subject to determination by TFC in its sole discretion. Advances under the TFC Loan bear interest at a variable rate, adjusted on the first (1st) day of each month, equal to the prime rate plus one and three-quarter percent (1.75%) per annum calculated on the average cash borrowings for the preceding month. The TFC Loan matures and the entire outstanding principal balance, all accrued but unpaid interest, and all other costs, expenses, fees and other amounts due under the Loan Agreement or other documents executed in connection with the TFC Loan or contemplated by the Loan Agreement, are due and payable in full on May 26, 2006.

     Because the TFC Loan is a revolving credit facility, amounts available for borrowing under the TFC Loan may be borrowed, repaid and reborrowed over the course of the TFC Loan, subject to the terms and conditions of the Loan
Agreement. Under the Loan Agreement and related loan documents, all revenues generated by the Company, other than certain de minimus amounts, are deposited in a lockbox account maintained by the Company but controlled by TFC. All such revenues are automatically used to repay amounts owing to TFC under the TFC Loan which, in turn, will create borrowing availability under the TFC Loan subject to the limitations on such borrowing availability set forth in the Loan Agreement and the Company's compliance with the terms and conditions of the Loan Agreement and related loan documents.

     The TFC Loan replaced the Company's previous asset-based credit facility with FINOVA Capital Corporation which was paid in full as of May 30, 2003.

     On June 2, 2003, the Company issued a press release disclosing the making of the TFC Loan. A copy of the press release is attached hereto as an exhibit.

NEW SOUTHTRUST BANK TERM LOAN AND MODIFICATIONS TO EXISTING SOUTHTRUST BANK TERM LOANS

     Simultaneously with the closing of the TFC Loan, SouthTrust Bank, the Company's term lender ("SouthTrust"), extended the Company an additional term loan in the principal amount of $2,000,000, the proceeds of which were used to repay, in part, the Company's mezzanine loan from FINOVA Mezzanine Capital, Inc. The new loan was consolidated with the Company's existing term loan which had an outstanding principal balance of approximately $8,100,000 for a total term loan amount of approximately $10,100,000 (the "SouthTrust Loan"). The SouthTrust Loan bears interest at the rate of SouthTrust's base rate of interest plus 1%, an increase of 1% over the prior term loan. SouthTrust also extended the maturity date of the SouthTrust Loan from March 2005 to June 2009. The SouthTrust Loan is secured by all of the Company's equipment and certain related assets.

     SouthTrust also renewed the Company's working capital term loan in the principal amount of $501,000, extending the maturity date from October 2003 to April 2004 and providing for a fully amortizing payment schedule over the term of the loan.

     The Company issued to SouthTrust a warrant on May 29, 2003 to purchase 100,000 shares of the Company's common stock, $.01 par value. The warrant is exercisable until June 1, 2009 at a per share exercise price of $1.97. The closing sale price of the Common Stock on the AMEX Stock Exchange on May 28, 2003 was $2.25.

     On June 2, 2003, the Company issued a press release disclosing the making of the new loan and the modifications to the existing loans. A copy of the press release is attached hereto as an exhibit.

PRIVATE PLACEMENT OF SECURITIES

     On May 30, 2003, the Company completed a private placement of its Common Stock, $.01 par value, issuing a total of 2,138,891 shares to seven investors for aggregate gross proceeds to the Company of $3,850,000. The purchase price of the shares was $1.80 per share. The closing sale price of the Common Stock on the AMEX Stock Exchange on May 29, 2003 was $2.15. The shares are restricted securities that have not been registered under the Act and may not be offered or sold in the United States absent registration or applicable exemptions and registration requirements. The Company has undertaken the obligation to file a registration statement with the Securities and Exchange Commission within 180 days of closing to register the shares issued in the private placement.

     A portion of the proceeds generated from the private placement were used to repay the balance of the Company's mezzanine loan from FINOVA Mezzanine Capital, Inc. after application of the proceeds from the new loan from SouthTrust. The Company intends to utilize the remainder of the proceeds for working capital and general corporate purposes.

     On June 2, 2003, the Company issued a press release disclosing the sale of the shares. A copy of the press release is attached hereto as an exhibit.

MASTER DISTRIBUTION AND LICENSING AGREEMENT

     The Company has entered into a Master Distribution and Licensing Agreement (the "Agreement") with Fromageries Bel S.A. ("Bel"), a leading branded cheese company in Europe, whose brands include Mini Babybel, The Laughing Cow,
Kaukauna, Bonbel, Kiri, Port-Salut, Sylphide and the recently acquired Leerdammer. The Agreement became effective upon the closing of the TFC Loan, the new loan from SouthTrust and the private placements described above. Bel also participated in the private placement with a $2,000,000 investment.

     Under the Agreement, the Company has granted Bel exclusive distribution rights for the Company's products (the "Products") in a territory comprised of the European Union States and to more than 21 other European countries and territories (the "Territory"). The Company has also granted Bel the exclusive option during the term of the Agreement to elect to manufacture the Products designated by Bel for distribution in the Territory.

     The term of the Agreement is ten years, provided that either of the parties may elect to terminate the Agreement by delivery of notice to the other between March 24, 2007 and May 22, 2007, which termination shall be effective as of first anniversary of the date of the notice of termination. Alternatively, the parties may mutually agree to continue operating under the Agreement, to convert the Agreement to a manufacturing and license agreement, or to terminate the Agreement.

     Pricing for Bel's purchase of Products for distribution is based on cost plus a multiplier formula as set forth in Exhibit 3 of the Agreement. The multiplier shall be determined by the parties on a country-by-country basis. The Agreement also provides that Bel is required to order Products in minimum purchase quantities as set forth in Exhibit 4 of the Agreement for certain Products and as may be established by the Company for other Products. Delivery of Products to Bel shall be made FOB, U.S. port of shipment. Payment by Bel for purchases shall be made by irrevocable letters of credit denominated in U.S. dollars to be drawn upon when the Company delivers Products to the common carrier at the U.S. port of shipment. Bel will distribute the Products within the Territory under trademarks and branding developed and owned by Bel and may determine, in its discretion, the price it will charge purchasers for the Products in the Territory.

     In the event Bel exercises its option to manufacture any of the Company's products, the parties shall negotiate and enter into a manufacturing and license agreement setting forth the terms and conditions of the license. Bel shall pay to the Company a royalty of 3 - 5% of the aggregate net sales of the products Bel elects to manufacture, and annual royalties shall be subject to a minimum to be agreed upon by the parties. In the event the Company and Bel are unable to agree to the minimum annual royalty amounts or any other term that is required to appear in the manufacturing agreement, they will refer the matter to a neutral party who will establish the term in dispute whereupon it will become a part of the manufacturing agreement.

     The Agreement also contains other material terms and conditions including additional covenants, representations and warranties, indemnification provisions and other customary provisions.

     On June 2, 2003, the Company issued a press release disclosing the alliance with Bel and the Agreement. A copy of the press release is attached hereto as an exhibit.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Exhibit 10.1 Loan and Security Agreement dated as of May 27, 2003 between Galaxy Nutritional Foods, Inc. and Textron Financial Corporation (Filed herewith.)

     Exhibit 10.2 Patent, Copyright and Trademark Collateral Security Agreement dated as of May 27, 2003 between Galaxy Nutritional Foods, Inc. and Textron Financial Corporation (Filed herewith.)

     Exhibit  10.3  Renewal   Promissory   Note  in  the  principal   amount  of
     $10.131,984.85 dated as of May 28, 2003 by Galaxy Nutritional Foods, Inc. in favor of SouthTrust Bank (Filed herewith.)

     Exhibit 10.4 Renewal Promissory Note in the principal amount of $501,000.00 dated as of May 28, 2003 by Galaxy Nutritional Foods, Inc. in favor of SouthTrust Bank (Filed herewith.)

     Exhibit 10.5 Amendment of Loan Agreement dated as of May 28, 2003 between Galaxy Nutritional Foods, Inc. and SouthTrust Bank (Filed herewith.)

     Exhibit  10.6  Amendment  of  Security  Agreement  dated as of May 28, 2003
     between  Galaxy   Nutritional   Foods,  Inc.  and  SouthTrust  Bank  (Filed
     herewith.)

     Exhibit 10.7 Warrant to Purchase Securities of Galaxy Nutritional Foods, Inc. dated as of May 29, 2003 in favor of SouthTrust Bank (Filed herewith.)

     Exhibit 10.8 Securities Purchase Agreement dated as of May 21, 2003 between Galaxy Nutritional Foods, Inc. and Fromageries Bel S.A. (Filed herewith.)

     Exhibit 10.9 Registration Rights Agreement dated as of May 21, 2003 between Galaxy Nutritional Foods, Inc. and Fromageries Bel S.A. (Filed herewith.)

     Exhibit  10.10  Securities  Purchase  Agreement  dated  as of May 21,  2003 between Galaxy Nutritional Foods, Inc. and Frederick A. DeLuca (Filed herewith.)

     Exhibit  10.11  Registration  Rights  Agreement  dated  as of May 21,  2003 between Galaxy Nutritional Foods, Inc. and Frederick A. DeLuca (Filed herewith.)

     Exhibit 10.12 Securities Purchase Agreement dated as of May 21, 2003 between Galaxy Nutritional Foods, Inc. and Apollo Capital Management Group, L.P. (Filed herewith.)

     Exhibit 10.13 Registration Rights Agreement dated as of May 21, 2003 between Galaxy Nutritional Foods, Inc. and Apollo Capital Management Group, L.P. (Filed herewith.)

     Exhibit  10.14  Securities  Purchase  Agreement  dated  as of May 21,  2003 between Galaxy Nutritional Foods, Inc. and Apollo MicroCap Partners, L.P. (Filed herewith.)

     Exhibit 10.15 Registration Rights Agreement dated as of May 21, 2003 between Galaxy Nutritional Foods, Inc. and Apollo MicroCap Partners, L.P. (Filed herewith.)

     Exhibit 10.16 Securities Purchase Agreement dated as of May 21, 2003 between Galaxy Nutritional Foods, Inc. and Ruggieri of Windermere Family Limited Partnership (Filed herewith.)

     Exhibit 10.17 Registration Rights Agreement dated as of May 21, 2003 between Galaxy Nutritional Foods, Inc. and Ruggieri of Windermere Family Limited Partnership (Filed herewith.)

     Exhibit 10.18 Securities Purchase Agreement dated as of May 21, 2003 between Galaxy Nutritional Foods, Inc. and Ruggieri Financial Pension Plan (Filed herewith.)

     Exhibit 10.19 Registration Rights Agreement dated as of May 21, 2003 between Galaxy Nutritional Foods, Inc. and Ruggieri Financial Pension Plan (Filed herewith.)

     Exhibit 10.20 Securities Purchase Agreement dated as of May 21, 2003 between Galaxy Nutritional Foods, Inc. and David Lipka (Filed herewith.)

     Exhibit 10.21 Registration Rights Agreement dated as of May 21, 2003 between Galaxy Nutritional Foods, Inc. and David Lipka (Filed herewith.)

     Exhibit 10.22 Master Distribution and License Agreement dated as of May 22, 2003 between Galaxy Nutritional Foods, Inc. and Fromageries Bel S.A. (Filed herewith.)

     Exhibit 99.1 Refinancing Press Release issued by the Company on June 2, 2003 (Filed herewith.)

     Exhibit 99.2 Equity Press Release issued by the Company on June 2, 2003 (Filed herewith.)

     Exhibit 99.3 Fromageries Bel Press Release issued by the Company on June 2, 2003 (Filed herewith.)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 GALAXY NUTRITIONAL FOODS, INC.

June 2, 2003                     By: /s/ Christopher J. New
                                     -------------------------------------------
                                     Christopher J. New, Chief Executive Officer